SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                        DATE OF REPORT: NOVEMBER 5, 2004
                        (Date of earliest event reported)

                            INCENTRA SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

                  333-16031                             86-0793960
            (Commission File No.)                   (I.R.S. Employer
                                                   Identification No.)

                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

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         |_| Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))


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       SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a)  Previous independent registered public accounting firm.

              (i) On November 5, 2004, the registrant dismissed J.H. Cohn LLP ("J.H. Cohn") as its independent registered public accounting firm.

              (ii) Neither the report of J.H. Cohn for the registrant's fiscal year ended December 31, 2003 nor the report of Ernst & Young LLP for the registrant's fiscal year ended December 31, 2002, contained an adverse opinion or disclaimer of opinion and neither report was modified as to uncertainty, audit scope or accounting principles, but included an explanatory paragraph relating to a going concern uncertainty.

              (iii) On November 5, 2004, the registrant's Board of Directors recommended and approved the decision to change its independent registered public accounting firm from J.H. Cohn.

              (iv) In connection with its audit for our fiscal year ended December 31, 2003 and in the subsequent interim period through November 5, 2004, there were no disagreements with J.H. Cohn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of J.H. Cohn, would have caused them to make reference thereto in their report on the financial statements for such year.

              (v) The registrant has requested that J.H. Cohn furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is attached as Exhibit 16 hereto.

         (b)  New independent accountants

              (i) The registrant engaged GHP Horwath as its new independent registered public accounting firm as of November 5, 2004. During the registrant's two most recent fiscal years prior to GHP Horwath's appointment and through November 5, 2004, the registrant had not consulted with GHP Horwath concerning (1) the application of accounting principles to a specific, completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant's financial statements or (2) any matter that was the subject of a disagreement or reportable event with the former auditor (as described in Regulation S-B Item 304(a)(1)(iv)).

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                  SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      Number         Documents
      ------         ---------

      16 Letter dated November 5, 2004 of J.H. Cohn LLP, former independent registered public accounting firm.








                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              INCENTRA SOLUTIONS, INC.


Date:  November 9, 2004                       By: /s/ Thomas P. Sweeney III
                                                  ----------------------------
                                                  Thomas P. Sweeney III
                                                  Chief Executive Officer

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                                                                      EXHIBIT 16

November 5, 2004



Securities and Exchange Commission
450 Fifth Street, N.W
Washington, DC 20549

Gentlemen:

We have read the statements made by Incentra Solutions, Inc. (formerly Front Porch Digital, Inc.), which we understand will be filed with the Commission, pursuant to Item 4.01 of Form 8-K, as part of the Company's Form 8-K report for the month of November 2004. We agree with the statements concerning our Firm in such Form 8-K.



Very truly yours,

/s/ J.H. Cohn LLP